EQ ADVISORS TRUSTSM

EQ/Invesco Global Real Estate Portfolio

Supplement dated January 15, 2021 to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2020, as supplemented

Important Notice Regarding Changes to the Investment Policy and Principal Investment Strategy

of EQ/Invesco Global Real Estate Portfolio

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference.

At a meeting held on December 15-16, 2020, the Trust’s Board of Trustees considered and approved the adoption of a new non-fundamental 80% investment policy for the EQ/Invesco Global Real Estate Portfolio (“Portfolio”) that will replace the current 80% investment policy, related changes to the Portfolio’s principal investment strategy, and a related change in the Portfolio’s name to “EQ/Invesco Global Real Assets Portfolio,” effective May 1, 2021.

Effective May 1, 2021, the following changes are being made to the Summary Prospectus, Prospectus, and SAI:

All references to EQ/Invesco Global Real Estate Portfolio are deleted and replaced with EQ/Invesco Global Real Assets Portfolio.

The Portfolio’s 80% investment policy, which appears as the first sentence in the section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy,” is modified as follows:

Current policy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

New policy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of real assets and activities related to real assets, and in derivatives and other instruments that have economic characteristics similar to such securities.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy” is revised by deleting the Principal Investment Strategy in its entirety and replacing it with the following:

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of real assets and activities related to real assets, and in derivatives and other instruments that have economic characteristics similar to such securities. Real assets are defined broadly by the Portfolio and may include assets that have physical properties, such as infrastructure and real estate.

The Portfolio considers an issuer to be an infrastructure-related issuer if it derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets, which include physical structures, networks and systems of transportation, energy, water and sewage, and communication. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, airports and seaports), utility assets (such as generating stations, gas and electric lines, water and sewer facilities, and communications networks) and social assets (such as hospitals, schools, and subsidized housing).

The Portfolio considers an issuer to be a real estate or real estate-related issuer if at least 50% of its revenue or profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These issuers include (i) real estate investment trusts (“REITs”) or other real estate operating issuers that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Portfolio invests primarily in equity securities (including common and preferred stock, and convertible securities) of domestic and foreign issuers. The Portfolio may invest in master limited partnerships (“MLPs”), including MLPs that are not taxed as regular corporations for U.S. federal income tax purposes. The MLPs in which the Portfolio may invest are publicly traded partnerships or limited liability companies engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Portfolio also may invest in debt securities of domestic and foreign issuers. The Portfolio may invest up to 10% of its net assets in non-investment grade debt securities (commonly known as “junk bonds”).

Under normal circumstances, the Portfolio will provide exposure to investments that are economically tied to at least three different countries (one of which may be the United States), and at least 40%, unless market conditions are not deemed favorable, in which case at least 30%, of the Portfolio’s net assets will provide exposure to investments that are economically tied to countries other than the United States. An issuer will be considered to be economically tied to a country other than the United States if it is domiciled, derives a significant portion of its revenues from, or primarily trades in a market located outside of the United States. The Portfolio may invest up to 20% of its net assets in securities of issuers located in emerging markets countries (that is, those that are in the early stages of their industrial cycles).

The Portfolio may invest in securities of issuers of all capitalization sizes, including small- and mid-capitalization issuers. Real asset companies tend to have smaller asset bases compared with other market sectors, therefore, the Portfolio may hold a significant amount of securities of small and mid-capitalization issuers. The Portfolio considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2020, the capitalization of companies in the Russell 2000® Index ranged from $44.7 million to $25.8 billion. The Portfolio considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2020, the capitalization of companies in the Russell Midcap® Index ranged from $586.1 million to $58.9 billion.

The Portfolio may engage in short sales of securities. The Portfolio may engage in short sales with respect to securities it owns or securities it does not own. Generally, the Portfolio will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns. The Portfolio will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Portfolio’s net assets.

The Portfolio can invest in derivative instruments, including forward foreign currency contracts. The Portfolio can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated, if deemed appropriate by the Sub-Adviser. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

When constructing the portfolio, the Sub-Adviser uses a fundamentals-driven investment process, including an evaluation of factors such as market cycle analysis, asset evaluation and management and structure review to identify securities with characteristics including (i) quality underlying assets, (ii) solid management teams with the ability to effectively manage capital structure decisions and execute their stated strategic plan, and (iii) attractive valuations relative to peer investment alternatives. Each qualified security in the investment universe is analyzed using fundamental analysis and valuation review to identify securities that appear to have relatively favorable long-term prospects and attractive values. Some of the fundamental factors that are considered include: forecasted demand and supply of the markets in which a firm may operate, asset locations, physical attributes, management depth and skill, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios. The issuers that are believed to have the most attractive fundamental attributes are then evaluated on the basis of relative value. Some of the valuation factors that are considered include: cash flow consistency and growth, dividend yield, dividend coverage and growth, and cash flow and assets to price multiples.

The Sub-Adviser seeks to limit risk through various controls, such as diversifying the portfolio asset types, sectors and geographic areas as well as by considering the relative liquidity of each security and limiting the size of any one holding. The Sub-Adviser may consider selling a security for several reasons, including when (1) its relative valuation has fallen below desired levels, (2) its risk/return profile has changed significantly, (3) its fundamentals have changed, or (4) a more attractive investment opportunity is identified.

The Portfolio will concentrate its investments in the securities of domestic and foreign real estate and real estate-related companies. Such investments will consist primarily of REITs.

The Portfolio also may lend its portfolio securities to earn additional income.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Risks” is revised by adding the following:

Infrastructure-Related Issuers Risk: Infrastructure-related companies may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure-related companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Master Limited Partnership Risk: Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Portfolio’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Portfolio on a subsequent sale of the securities.